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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 0R 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) December 22, 1994
                                                 -----------------

                  CENTOCOR, INC.
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            (Exact name of registrant as specified in its charter)


   PENNSYLVANIA                     0-11103                     23-2117202
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(State or other juris-           (Commission file              (IRS Employer
diction of incorporation)            number)                 Identification No.)


 200 GREAT VALLEY PARKWAY, MALVERN, PENNSYLVANIA                       19355
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (215) 651-6000
                                                   --------------

                  NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS.
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         The Registrant has recently made several announcements concerning marketing approvals for certain of its products and the settlement of certain patent litigation filed against the Registrant by Genentech, Inc. Because of the proximity in time of the several announcements, the Registrant prepared a letter to shareholders, to be mailed on or about January 30, 1995, summarizing the announcements. A copy of the letter to shareholders, and copies of each of the Registrant's press releases for the announcements, are filed as exhibits to this Current Report on Form 8-K.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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         EXHIBITS:
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         99.1      Registrant's letter to Shareholders dated January 30, 1995.


         99.2      Registrant's Press Release dated December 22, 1994.


         99.3      Registrant's Press Release dated January 4, 1995.


         99.4      Registrant's Press Release dated January 5, 1995.


         99.5      Registrant's Press Release dated January 10, 1995.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENTOCOR, INC.
                                    Registrant



Dated:  January 31, 1995            By: /s/ George D. Hobbs
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                                       George D. Hobbs, Vice President,
                                         Corporate Counsel and
                                         Secretary